UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                  F O R M 8 - K


                                 CURRENT REPORT
                         Pursuant To Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported) September 29, 2003
       ------------------------------------------------------------------

                             Jaco Electronics, Inc.
               (Exact name of registrant as specified in charter)


            New York            000-05896                  11-1978958
--------------------------------------------------------------------------------
  (State or other jurisdiction (Commission File Number)    (IRS Employer
              of incorporation)                         Identification No.)

                   145 Oser Avenue, Hauppauge, New York 11788
         ------------------------------------ -------------------------
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (631) 273-5500
        ----------------------------------------------------------------


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

            Item 12. Results of Operations and Financial Condition.

     On September 29, 2003, Jaco Electronics, Inc. (the "Company") issued a press release announcing its financial results for the fiscal year ended June 30, 2003. A copy of the press release is furnished with this report as Exhibit 99.1.

Forward-Looking Statements

     Statements contained in the exhibit to this report that state the Company's or its management's expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The Company's actual results could differ materially from those contained in such forward-looking statements. The factors that may affect those results include those mentioned in the documents that the Company has filed with the Securities and Exchange Commission.

Exhibit
Number                     Description


99.1                       Press Release dated September 29, 2003.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                JACO ELECTRONICS, INC.



Date: September 29, 2003        By:   /s/ Jeffrey D. Gash
                                      -------------------
                                     Jeffrey D. Gash,
                                     Executive Vice President

                                  EXHIBIT INDEX


Exhibit
Number                     Description

99.1                       Press Release dated September 29, 2003.




           Conference Call:               Today, September 29, at 10:00 a.m. EDT
--------------------------------------------------------------------------------
           Dial-in numbers:               212/346-6418 and 415/537-1924
           Webcast/Replay URL:            www.vcall.com/ClientPage.asp?ID=84771


News Announcement

CONTACT:
Jeffrey D. Gash                          Joseph N. Jaffoni, Nathan Ellingson
Chief Financial Officer                  Jaffoni & Collins Incorporated
631/273-5500 or jgash@jacoelect.com      212/835-8500 or jaco@jcir.com

                         JACO ELECTRONICS REPORTS FOURTH
                         QUARTER AND FISCAL 2003 RESULTS

            - Positioned for Improved Fiscal 2004 Financial Results -

Hauppauge, NY, September 29, 2003 -- Jaco Electronics, Inc. (Nasdaq: JACO), a distributor of electronic components to original equipment manufacturers, today reported results for the fourth quarter and fiscal year-ended June 30, 2003.

Net sales for the year-ended June 30, 2003 were $217,985,000 compared with $194,106,000 for the year ended June 30, 2002. Jaco's net loss for the year-ended June 30, 2003 was $2,985,000, or $0.52 per diluted share, compared to a net loss of $5,044,000, or a diluted net loss per share of $0.88, in fiscal 2002. The fiscal 2003 and 2002 net losses include after tax charges of $0.21 and $0.12 per diluted share, respectively, resulting from the fiscal 2003 and fiscal 2002 pre-tax write downs of approximately $1,870,000 and $1,100,000, respectively, of the Company's inventories to their current expected market value. Per share results are based on a weighted average number of diluted shares outstanding of 5,783,000 and 5,713,000 for fiscal 2003 and fiscal 2002, respectively.

Net sales for the fourth quarter ended June 30, 2003 were $55,355,000 compared with $52,973,000 for the quarter ended June 30, 2002. Jaco's net loss for the fiscal 2003 fourth quarter was $1,197,000, or $0.21 per diluted share, compared to a net loss of $1,546,000, or $0.27 per diluted share, during the same period last year. The fiscal 2003 and 2002 fourth quarter net losses include after tax charges of $0.18 and $0.12 per diluted share, respectively,
                                     -more-

         JACO Electronics Reports Fourth Quarter Results, 9/29/03 page 2 resulting from pre-tax write downs of approximately $1,600,000 and $1,100,000, respectively, of the Company's inventories to their current expected market value. Per share results are based on a weighted average number of diluted shares outstanding of 5,765,000 and 5,738,000 for the fourth quarters of 2003 and 2002, respectively.

Commenting on the results and the fiscal 2004 outlook, Jaco's Chairman and Chief Executive Officer, Joel Girsky, said, "The fiscal 2003 fourth quarter was significant for Jaco for a number of reasons. First, in May we announced plans to acquire certain assets of the distribution business of Reptron Electronics, Inc.. Less than one month after announcing the transaction, it was completed and by the end of August we had integrated their computer system and closed their Reno warehouse facility. The acquisition is significant as it broadens both our revenue and customer base and brings several significant new supply agreements and management talent. Importantly, in combining the operations, we are realizing the cost efficiencies and synergies we projected when analyzing the transaction. These details are important as they are consistent with the progress we made in fiscal 2003 to grow sales from year ago levels while at the same time trimming expenses with an eye toward managing our business to the current economic cycle. We believe our sales growth and expense discipline throughout fiscal 2003 combined with the addition and rapid integration of the Reptron assets has positioned Jaco for a return to profitability during fiscal 2004."

"Jaco has the broadest line-card in its history, with approximately 30 new product lines from our Reptron acquisition, and a strong stable of new and existing customers to whom we can offer a broader base of exciting new products. Furthermore, Jaco's flat panel display (FPD) division continues to blossom. In the fiscal 2004 fist quarter, Jaco announced an important distribution relationship that makes us the only Company in North America distributing FPDs from the top four worldwide manufacturers. Key relationships like these underscore the service Jaco provides and are why Jaco is one of the leading distributors of FPDs in the United States."

Jaco is a leading distributor of electronic components to industrial OEMs and contract manufacturers throughout North America and provides contract manufacturing services to its industrial OEM customers. Jaco distributes products such as semiconductors, capacitors, resistors, electromechanical devices, flat panel displays and monitors and power supplies, which are used in the manufacture and assembly of electronic products, including: telecommunications equipment, computers and office equipment, medical devices and
                                     -more-

         JACO Electronics Reports Fourth Quarter Results, 9/29/03 page 3 instrumentation, industrial equipment and controls, military/aerospace systems and automotive and consumer electronics.

Jaco has two distribution centers and 17 strategically located sales offices throughout the United States. Jaco provides a variety of value-added services including automated inventory management services, assembling stock items for customers into pre-packaged kits, integrating and assembling various custom components with flat panel displays to customer specifications and providing contract manufacturing services. The Company's core customer base consists primarily of small and medium-sized manufacturers that produce electronic equipment used in a wide variety of industries.

Except for the historical information, this press release includes forward-looking statements that involve risks and uncertainties, including, but not limited to, general industry and economic conditions, the impact of competitive products, product demand and market acceptance risks, fluctuations in operating results, delays in development of highly-complex products, the ability of the Company to maintain or expand its operations, the level of costs incurred in connection with the Company's ability to maintain or expand its operation and the financial strength of the Company's customers and suppliers and other risks detailed from time to time in the Company's Securities and Exchange Commission filings. The forward-looking statements in this press release involve risks and uncertainties which could cause actual results, performance or trends, including margins, SG&A expenses as a percentage of revenues and earnings per diluted share, to differ materially from those expressed in the forward-looking statements. The Company believes that all forward-looking statements made by it have a reasonable basis, but there can be no assurance that management's expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct. Actual results may differ materially from such information set forth herein.


                                 -tables follow-


JACO Electronics Reports Fourth Quarter Results, 9/29/03               page 4


                     JACO ELECTRONICS, INC. AND SUBSIDIARIES
                 Condensed Consolidated Statements of Operations
                   ($ in thousands, except per share amounts)

                                                    Three months ended                 Fiscal year ended
                                                            June 30,                           June 30,
                                                    -------------------------          -----------------------
                                                      2003             2002              2003            2002
                                                    -------          -------           -------         --------
Net sales                                           $   55,355     $   52,973            $217,985      $194,106
                                                    ----------     ----------            --------       -------
Gross profit                                             5,753          6,159              26,170        27,973
Selling, general & administrative
   expense                                               7,178          8,251              29,223         33,562
                                                    ----------     ----------         -----------   ------------
Operating (loss) profit                                 (1,425)        (2,092)             (3,053)        (5,589)
Interest expense                                           320            420               1,442          2,223
                                                    ----------     ----------         -----------   ------------
(Loss) earnings before income taxes                     (1,745)        (2,512)             (4,495)        (7,812)
Income tax (benefit) provision                            (548)          (966)             (1,510)        (2,768)
                                                    -----------    -----------        ------------  -------------
Net (loss) earnings                                 $   (1,197)    $   (1,546)        $    (2,985)  $     (5,044)
                                                    ===========    ===========        ============  =============

Net (loss) earnings per common share:
   Basic                                            $    (0.21)    $    (0.27)        $     (0.52)  $      (0.88)
                                                    ===========    ===========        ============  =============
   Diluted                                          $    (0.21)    $    (0.27)        $     (0.52)  $      (0.88)
                                                    ===========    ===========        ============  =============

Weighted average shares:
   Basic                                            5,765,832       5,737,740           5,783,275         5,713,365
                                                    =========      ==========           =========       ===========
   Diluted                                          5,765,832       5,737,740           5,783,275         5,713,365
                                                    ==========     ==========          ==========       ===========


          Summary Balance Sheet
           As of June 30, 2003                                                  Key Financial Statistics

Receivables (net)                  $32,000,000                  LT Debt to Capitalization                       44%
Inventories                         40,500,000                  Per Share Price (9/26/03)                     $6.00
                                                                Book Value Per Share                          $7.90
Long-Term Debt                     $35,900,000
A/C Payable and
                           Accrued Expenses 31,200,000
                        Shareholder's Equity $45,600,000

                                                                   # # #
